Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended						Twenty-Six weeks ended
	July 30, 2011			July 31, 2010			July 30, 2011			July 31, 2010
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$415,267	79.5		$406,179	80.5		$823,894	79.5		$815,368	80.3
Service revenue	107,327	20.5		98,676	19.5		212,240	20.5		199,520	19.7
Total revenues	522,594	100.0		504,855	100.0		1,036,134	100.0		1,014,888	100.0
Costs of merchandise sales	287,721	69.3		282,362	69.5		573,050	69.6		566,158	69.4
Costs of service revenue	99,663	92.9		87,992	89.2		192,752	90.8		176,634	88.5
Total costs of revenues	387,384	74.1		370,354	73.4		765,802	73.9		742,792	73.2
Gross profit from merchandise sales	127,546	30.7		123,817	30.5		250,844	30.5		249,210	30.6
Gross profit from service revenue	7,664	7.1		10,684	10.8		19,488	9.2		22,886	11.5
Total gross profit	135,210	25.9		134,501	26.6		270,332	26.1		272,096	26.8
Selling, general and administrative expenses	113,268	21.7		113,108	22.4		222,168	21.4		224,740	22.1
Net (loss) gain from dispositions of assets	(3)	—		2,449	0.5		86	—		2,494	0.2
Operating profit	21,939	4.2		23,842	4.7		48,250	4.7		49,850	4.9
Non-operating income	569	0.1		621	0.1		1,156	0.1		1,205	0.1
Interest expense	6,444	1.2		6,643	1.3		12,941	1.3		13,251	1.3
Earnings from continuing operations before income taxes	16,064	3.1		17,820	3.5		36,465	3.5		37,804	3.7
Income tax expense	2,173	13.5	(1)	7,021	39.4	(1)	10,169	27.9	(1)	14,845	39.3	(1)
Earnings from continuing operations	13,891	2.7		10,799	2.1		26,296	2.5		22,959	2.3
Income (loss) from discontinued operations, net of tax	52	—		(201)	—		15	—		(411)	—
Net earnings	13,943	2.7		10,598	2.1		26,311	2.5		22,548	2.2
Retained earnings, beginning of period	412,716			384,451			402,600			374,836
Cash dividends	(1,586)			(1,581)			(3,171)			(3,160)
Shares issued and other	(150)			(223)			(817)			(979)
Retained earnings, end of period	$424,923			$393,245			$424,923			$393,245

Basic earnings per share:
Earnings from continuing operations	$0.26			$0.21			$0.49			$0.44
Discontinued operations, net of tax	—			(0.01)			—			(0.01)
Basic earnings per share	$0.26			$0.20			$0.49			$0.43

Diluted earnings per share:
Earnings from continuing operations	$0.26			$0.20			$0.49			$0.43
Discontinued operations, net of tax	—			—			—			—
Diluted earnings per share	$0.26			$0.20			$0.49			$0.43

Cash dividends per share	$0.03			$0.03			$0.06			$0.06

(1) As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(dollar amounts in thousands)

	July 30, 2011	January 29, 2011	July 31, 2010

Assets
Current assets:
Cash and cash equivalents	$61,977	$90,240	$92,363
Accounts receivable, less allowance for uncollectible accounts of $1,191; $1,551 and $1,703	21,731	19,540	24,204
Merchandise inventories	584,297	564,402	558,932
Prepaid expenses	19,694	28,542	20,816
Other current assets	50,891	60,812	53,376
Total current assets	738,590	763,536	749,691
Property and equipment - net	693,742	700,981	694,262
Goodwill	48,584	2,549	2,549
Deferred income taxes	67,988	66,019	58,968
Other long-term assets	31,700	23,587	14,815
Total assets	$1,580,604	$1,556,672	$1,520,285

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$230,884	$210,440	$196,676
Trade payable program liability	61,440	56,287	55,280
Accrued expenses	206,627	236,028	226,505
Deferred income taxes	58,825	56,335	35,750
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	558,855	560,169	515,290

Long-term debt less current maturities	294,583	295,122	305,661
Other long-term liabilities	75,688	70,046	76,325
Deferred gain from asset sales	146,573	152,875	159,177

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,934	295,361	294,535
Retained earnings	424,923	402,600	393,245
Accumulated other comprehensive loss	(15,870)	(17,028)	(18,758)
Treasury stock, at cost - 15,883,352 shares and 15,971,910 shares and 16,072,557 shares	(268,639)	(271,030)	(273,747)
Total stockholders’ equity	504,905	478,460	463,832
Total liabilities and stockholders’ equity	$1,580,604	$1,556,672	$1,520,285

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Twenty-Six weeks ended	July 30, 2011	July 31, 2010

Cash flows from operating activities:
Net earnings	$26,311	$22,548
Adjustments to reconcile net earnings to net cash provided by continuing operations:
(Income) loss from discontinued operations, net of tax	(15)	411
Depreciation and amortization	39,654	36,656
Amortization of deferred gain from asset sales	(6,302)	(6,299)
Stock compensation expense	1,908	1,998
Deferred income taxes	4,238	5,600
Net gain from disposition of assets	(86)	(2,494)
Loss from asset impairment	389	970
Other	272	179
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	21,816	19,673
(Increase) decrease in merchandise inventories	(12,917)	186
Increase (decrease) in accounts payable	12,043	(6,298)
Decrease in accrued expenses	(33,202)	(14,917)
(Decrease) increase in other long-term liabilities	(2,831)	911
Net cash provided by continuing operations	51,278	59,124
Net cash used in discontinued operations	(44)	(1,249)
Net cash provided by operating activities	51,234	57,875

Cash flows from investing activities:
Capital expenditures	(30,636)	(27,284)
Proceeds from dispositions of assets	89	4,077
Premiums paid on life insurance policies	(795)	(500)
Acquisitions, net of cash acquired	(42,757)	(144)
Collateral investment	(4,763)	500
Net cash used in continuing operations	(78,862)	(23,351)
Net cash provided by discontinued operations	—	569
Net cash used in investing activities	(78,862)	(22,782)

Cash flows from financing activities:
Borrowings under line of credit agreements	5,045	16,290
Payments under line of credit agreements	(5,045)	(16,290)
Borrowings on trade payable program liability	59,097	63,808
Payments on trade payable program liability	(53,944)	(42,627)
Payment for finance issuance cost	(2,441)	—
Debt payments	(539)	(540)
Dividends paid	(3,171)	(3,160)
Other	363	463
Net cash (used in) provided by financing activities	(635)	17,944
Net (decrease) increase in cash and cash equivalents	(28,263)	53,037
Cash and cash equivalents at beginning of period	90,240	39,326
Cash and cash equivalents at end of period	$61,977	$92,363

Supplemental cash flow information:
Cash paid for income taxes	$629	$810
Cash paid for interest	$11,523	$11,452
Accrued purchases of property and equipment	$1,416	$662

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen Weeks Ended		Twenty-Six weeks ended
			July 30, 2011	July 31, 2010	July 30, 2011	July 31, 2010

(a)	Earnings from continuing operations		$13,891	$10,799	$26,296	$22,959
	Income (loss) from discontinued operations, net of tax		52	(201)	15	(411)

	Net earnings		$13,943	$10,598	$26,311	$22,548

(b)	Basic average number of common shares outstanding during period		52,952	52,682	52,901	52,609

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		697	447	691	426

(c)	Diluted average number of common shares assumed outstanding during period		53,649	53,129	53,592	53,035

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.26	$0.21	$0.49	$0.44
	Discontinued operations, net of tax		—	(0.01)	—	(0.01)
	Basic earnings per share		$0.26	$0.20	$0.49	$0.43

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.26	$0.20	$0.49	$0.43
	Discontinued operations, net of tax		—	—	—	—
	Diluted earnings per share		$0.26	$0.20	$0.49	$0.43

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Twenty-Six weeks ended
	July 30, 2011	July 31, 2010	July 30, 2011	July 31, 2010

Capital expenditures	$12,513	$14,773	$30,636	$27,284

Depreciation and amortization	$19,770	$18,442	$39,654	$36,656

Non-operating income:
Net rental revenue	$523	$570	$1,017	$1,087
Investment income	40	45	122	111
Other income	6	6	17	7

Total	$569	$621	$1,156	$1,205

Comparable sales percentages:
Service	0.3%	-0.7%	0.9%	-0.3%
Merchandise	-2.5%	2.5%	-1.8%	2.1%
Total	-2.0%	1.8%	-1.3%	1.6%

Total square feet of retail space (including service centers)			12,563,000	11,749,000

Store count
Supercenter			561	555
Service & Tire Center			156	30
Retail Only			8	9
Total			725	594

Sales and gross profit by line of business (A):

Service center revenue	$260,835	$236,051	$508,165	476,377
Retail sales	261,759	268,804	527,969	538,511
Total revenues	$522,594	$504,855	$1,036,134	$1,014,888

Gross profit from service center revenue	$60,669	$55,671	$119,631	113,512
Gross profit from retail sales	74,541	78,830	150,701	158,584
Total gross profit	$135,210	$134,501	$270,332	$272,096

Comparable sales percentages by line of business (A):

Service center revenue	-0.7%	0.1%	-0.2%	0.5%
Retail sales	-3.1%	3.4%	-2.3%	2.6%
Total revenues	-2.0%	1.8%	-1.3%	1.6%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	23.3%	23.6%	23.5%	23.8%
Gross profit percentage from retail sales	28.5%	29.3%	28.5%	29.4%
Total gross profit percentage	25.9%	26.6%	26.1%	26.8%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.